Exhibit 10.4

DAIMLER TRUCKS RETAIL TRUST 2023-1,
as Issuer,

DAIMLER TRUCK FINANCIAL SERVICES USA LLC,
as Servicer and Administrator,

and

CLAYTON FIXED INCOME SERVICES LLC,
as Asset Representations Reviewer

ASSET REPRESENTATIONS REVIEW AGREEMENT Dated as of September 1, 2023

TABLE OF CONTENTS

Page

ARTICLE ONE

DEFINITIONS

Section 1.01. Capitalized Terms; Rules of Usage	1
ARTICLE TWO

ENGAGEMENT; ACCEPTANCE

Section 2.01. Engagement; Acceptance	3
Section 2.02. Confirmation of Status	3
ARTICLE THREE

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.01. Review Notices and Identification of Review Assets	3
Section 3.02. Review Materials	4
Section 3.03. Performance of Reviews	4
Section 3.04. Review Report	5
Section 3.05. Review Representatives	5
Section 3.06. Dispute Resolution	5
Section 3.07. Limitations on Review Obligations	6
ARTICLE FOUR

ASSET REPRESENTATIONS REVIEWER

Section 4.01. Representations and Warranties of the Asset Representations Reviewer	6
Section 4.02. Covenants	7
Section 4.03. Fees and Expenses	8
Section 4.04. Limitation on Liability	9
Section 4.05. Indemnification by Asset Representations Reviewer	9
Section 4.06. Indemnification of Asset Representations Reviewer	9
Section 4.07. Inspections of Asset Representations Reviewer	10
Section 4.08. Delegation of Obligations	10
Section 4.09. Confidential Information	10
Section 4.10. Personally Identifiable Information	11

i

SCHEDULES

Schedule A – Representations and Warranties, Review Materials and Tests	SA-1

ii

This ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of September 1, 2023 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is among DAIMLER TRUCKS RETAIL TRUST 2023-1, a Delaware statutory trust, as issuer (the “Issuer”), DAIMLER TRUCK FINANCIAL SERVICES USA LLC, a Delaware limited liability company, as servicer and administrator (in such capacities, the “Servicer” and the “Administrator”, respectively), and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company, as asset representations reviewer (the “Asset Representations Reviewer”).

WHEREAS, the Issuer desires to engage the Asset Representations Reviewer to perform a review of certain receivables arising in connection with installment sales contracts and loans secured by trucking and transportation equipment for compliance with certain representations and warranties made with respect thereto; and

WHEREAS, the Asset Representations Reviewer desires to perform such review in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained,  and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01.  Capitalized Terms; Rules of Usage.  Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement, dated as of September 1, 2023, among the Issuer, the Depositor and Daimler Truck Financial Services USA LLC, which Appendix is hereby incorporated into and made a part of this Agreement.  Appendix A also contains rules as to usage applicable to this Agreement.  Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the respective meanings set forth below for all purposes of this Agreement.  In the event of any conflict between a definition appearing below and any other Basic Document, the definition appearing below shall control for purposes of this Agreement.

“Annual Fee” has the meaning stated in Section 4.03(a).

“Annual Period” means each annual period commencing on the Closing Date, in the case of the first such period, and otherwise on the most recent anniversary of the Closing Date and ending on the next anniversary of the Closing Date.

“ARR Indemnified Person” means the Asset Representations Reviewer and its officers, directors, employees and agents.

“Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer for the purposes contemplated by this Agreement, including (i) lists of Review Assets and any related Review Materials, (ii) origination and servicing guidelines, policies and procedures, and form contracts and (iii) notes, analyses, compilations, studies or other documents or records prepared by the Servicer, which contain information supplied by or on behalf of the Servicer or its representatives; provided, that Confidential Information will not include information that (a) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (b) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a Person or entity other than the Issuer or the Servicer before its disclosure to the Information Recipients who, to the knowledge of the Information Recipient, is not bound by a confidentiality agreement with the Issuer or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (c) is independently developed by the Information Recipients without the use of Confidential Information, as shown by the Information Recipients’ files and records or other evidence in the Information Recipients’ possession or (d) the Issuer or the Servicer provides permission to the applicable Information Recipients to release.

“Eligible Representations” means those representations identified within the “Tests” included in Schedule A.

“Information Recipients” means the Asset Representations Reviewer and its officers, directors, employees, agents, representatives or Affiliates, including legal counsel.

“Issuer PII” means PII (i) furnished by the Issuer, the Servicer or their respective Affiliates to the Asset Representations Reviewer and (ii) developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

“Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual.

“Review” means the completion by the Asset Representations Reviewer of the procedures listed under “Tests” in Schedule A for each Review Asset as described in Section 3.03.

“Review Assets” means those Receivables identified by the Servicer as requiring a Review by the Asset Representations Reviewer following receipt of a Review Notice pursuant to Section 3.01.

“Review Fee” has the meaning stated in Section 4.03(b).

“Review Materials” means the documents, data and other information required for each “Test” in Schedule A.

“Review Notice” means a notice delivered to the Asset Representations Reviewer by the Indenture Trustee pursuant to Section 7.02 of the Indenture.

“Review Report” means the report prepared and delivered by the Asset Representations Reviewer pursuant to Section 3.04, which will, among other things, (i) indicate for each Review Asset whether there was a Test Pass, Test Fail or Test Complete for each related Test, (ii) include, for each Test Fail or Test Complete, the related reason for such Test Fail or Test Complete, including (for example) whether the Review Asset was a Test Fail as a result of missing or incomplete Review Materials, and (iii) contain a summary of the Review results to be included in the Issuer’s Form 10-D report for the Collection Period in which the Review Report is received.

“Test Complete” has the meaning stated in Section 3.03(c).

“Test Fail” has the meaning stated in Section 3.03(a).

“Test Pass” has the meaning stated in Section 3.03(a).

“Tests” mean the procedures listed in Schedule A as applied to the process described in Section 3.03.

ARTICLE TWO

ENGAGEMENT; ACCEPTANCE

Section 2.01.  Engagement; Acceptance.  The Issuer hereby engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer for the Issuer.  Clayton Fixed Income Services LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this Agreement.

Section 2.02.  Confirmation of Status.  The parties confirm that the Asset Representations Reviewer is not responsible for (i) reviewing the Receivables for compliance with the representations and warranties under the Sale and Servicing Agreement, except as otherwise described in this Agreement, or (ii) determining whether noncompliance with such representations or warranties constitutes a breach of the Sale and Servicing Agreement.

ARTICLE THREE

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.01.  Review Notices and Identification of Review Assets.  On receipt of a Review Notice from the Indenture Trustee pursuant to Section 7.02 of the Indenture, the Asset Representations Reviewer will start a Review.  Once a Review Notice has been so received, the Servicer will provide the list of Review Assets to the Asset Representations Reviewer within ten Business Days.  The Asset Representations Reviewer will not be obligated to start a Review until a Review Notice and the related list of Review Assets is received.  The Asset Representations Reviewer is not obligated to verify (i) whether the Indenture Trustee properly determined that a Review Notice was required or (ii) the accuracy or completeness of the list of Review Assets provided by the Servicer.

Section 3.02.  Review Materials.

(a)         Access to Review Materials.  Within 60 days of the delivery of a Review Notice, the Servicer will provide the Asset Representations Reviewer with access to the Review Materials for all Review Assets in one or more of the following ways: (i) by providing access to the Servicer’s systems, either remotely or at an office of the Servicer, (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at an office of the Servicer or (iv) in another manner agreed upon by the Servicer and the Asset Representations Reviewer.  The Servicer may redact or remove Personally Identifiable Information from the Review Materials without changing the meaning or usefulness of the Review Materials.  Once a Review Notice has been received, the Servicer will provide the list of Review Assets to the Asset Representations Reviewer within ten Business Days.  The Asset Representations Reviewer will not be obligated to start a Review until a Review Notice and the related list of Review Assets is received.  The Asset Representations Reviewer is not obligated to verify (i) whether the Indenture Trustee properly determined that a Review Notice was required or (ii) the accuracy or completeness of the list of Review Assets provided by the Servicer.

(b)         Missing or Insufficient Review Materials.  The Asset Representations Reviewer will review the Review Materials to determine if any Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test.  If the Asset Representations Reviewer determines that any Review Materials are missing or are so insufficient, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than 30 days before completing the Review.  The Servicer will have 60 days to give the Asset Representations Reviewer access to the missing Review Materials or other documents or information to correct the insufficiency.  If the missing Review Materials or other documents have not been provided by the Servicer within 60 days, the related Review Report will report a Test Fail for each Test that requires use of the missing or insufficient Review Materials.

Section 3.03.  Performance of Reviews.

(a)         Test Procedures.  For a Review, the Asset Representations Reviewer will perform, for each Review Asset, the Tests for each Eligible Representation.  In the course of its review, the Asset Representations Reviewer will use the Review Materials listed in Schedule A.  For each Test and Review Asset, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).

(b)         Review Period.  The Asset Representations Reviewer will complete the Review within 60 days of receiving access to the Review Materials.  If, however, additional Review Materials are provided to the Asset Representations Reviewer as described in Section 3.02(b), the Review period will be extended for an additional 30 days.

(c)          Completion of Review for Certain Review Assets.  Following the delivery of the list of the Review Assets and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if a Review Asset has been paid in full by the Obligor or purchased from the Issuer in accordance with the terms of the Sale and Servicing Agreement.  On receipt of such notice, the Asset Representations Reviewer will immediately terminate all Tests of the related Review Asset and the Review of such Review Assets will be considered complete (a “Test Complete”).  In this case, the related Review Report will indicate a Test Complete for such Review Asset and the related reason.

(d)          Duplicative Tests.  If the same Test is required for more than one representation and warranty, the Asset Representations Reviewer will only perform the Test once for each Review Asset, but will report the results of the Test for each applicable representation and warranty on the Review Report.

(e)          Termination of Review.  If a Review is in process and the Notes will be paid in full on the next Payment Date, the Servicer will notify the Asset Representations Reviewer no less than five days before that Payment Date.  On receipt of such notice, the Asset Representations Reviewer will terminate the Review immediately and will not be obligated to deliver a Review Report.

Section 3.04.  Review Report.  Within five Business Days after the end of the applicable Review period under Section 3.03(b), the Asset Representations Reviewer will deliver to the Issuer, the Servicer and the Indenture Trustee a Review Report.  The Asset Representations Reviewer will ensure that the Review Report does not contain any Personally Identifiable Information.  On reasonable request of the Servicer, the Asset Representations Reviewer will provide additional details on the Test results.

Section 3.05.  Review Representatives.

(a)         Servicer Representative.  The Servicer will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Review, including responding to requests and answering questions from the Asset Representations Reviewer about access to Review Materials on the Servicer’s originations, receivables or other systems, obtaining missing or insufficient Review Materials and/or providing clarification of any Review Materials or Tests.

(b)         Asset Representations Review Representative.  The Asset Representations Reviewer will designate one or more representatives who will be available to the Issuer, the Servicer and the Administrator during the performance of a Review.

(c)         Questions About Review.  The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Indenture Trustee or the Servicer until the earlier of (i) the payment in full of the Notes and (ii) one year after the delivery of the Review Report.  The Asset Representations Reviewer will not be obligated to respond to questions or requests for clarification from Noteholders or any other Person and will direct such Persons to submit written questions or requests to the Servicer.

Section 3.06.  Dispute Resolution.  If a Review Asset that was the subject of a Review becomes the subject of a dispute resolution proceeding under Section 3.17 of the Sale and Servicing Agreement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding.  The reasonable out-of-pocket expenses of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the party requesting the dispute resolution and will be paid, in the case of (i) an arbitration, by a party to the dispute resolution as determined by the arbitrator for the dispute resolution, and (ii) a mediation, as the parties shall mutually determine, in each case according to Section 3.17 of the Sale and Servicing Agreement.  If not paid by a party to the dispute resolution, the expenses will be reimbursed by the Issuer pursuant to Section 4.03(d).

Section 3.07.  Limitations on Review Obligations.

(a)         Review Process Limitations.  The Asset Representations Reviewer will have no obligation (i) to determine whether a Delinquency Trigger has occurred or whether the required percentage of Noteholders has voted to direct a Review under the Indenture, (ii) to determine which Receivables are subject to a Review, (iii) to obtain or confirm the validity of the Review Materials, (iv) to obtain missing or insufficient Review Materials, (v) to take any action or cause any other party to take any action under any of the Basic Documents to enforce any remedies for breaches of representations or warranties about the Eligible Representations, (vi) to determine the reason for the delinquency of any Review Asset, the creditworthiness of any Obligor, the overall quality of any Review Asset or the compliance by the Servicer with its covenants with respect to the servicing of such Review Asset or (vii) to establish cause, materiality or recourse for any failed Test.

(b)         Testing Procedure Limitations.  The Asset Representations Reviewer will only be required to perform the “Tests” listed in Schedule A, and will not be obligated to perform additional procedures on any Review Asset or to provide any information other than a Review Report.  The Asset Representations Reviewer may, however, provide additional information in a Review Report about any Review Asset that it determines in good faith to be material to the Review.

ARTICLE FOUR

ASSET REPRESENTATIONS REVIEWER

Section 4.01.  Representations and Warranties of the Asset Representations Reviewer.  The Asset Representations Reviewer hereby makes the following representations and warranties as of the Closing Date:

(a)    Organization and Qualification.  It is duly organized and validly existing as a limited liability company in good standing under the laws of State of Delaware.  It is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement.

(b)    Power, Authority and Enforceability.  It has the power and authority to execute, deliver and perform its obligations under this Agreement.  It has authorized the execution, delivery and performance of this Agreement.  This Agreement is the legal, valid and binding obligation of it, enforceable against it except as enforcement may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)    No Conflicts and No Violation.  The completion of the transactions contemplated by this Agreement and the performance of its obligations under this Agreement will not (i) conflict with, or constitute a breach or default under, any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document under which it is a debtor or guarantor, (ii) result in the creation or imposition of a Lien on its properties or assets under the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document, (iii) violate its organizational documents or (iv) violate any Applicable Law or, to its knowledge, an order, rule or regulation of a Governmental Authority having jurisdiction over it or its properties that applies to it, which, in each case, would reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement.

(d)    No Proceedings.  To its knowledge, there are no proceedings or investigations pending or threatened in writing before a Governmental Authority having jurisdiction over it or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the completion of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on its ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(e)    Eligibility.  It meets the eligibility requirements in Section 5.01.

Section 4.02.  Covenants.  The Asset Representations Reviewer covenants and agrees that:

(a)    Eligibility.  It will notify the Issuer and the Servicer promptly if it no longer meets, or reasonably expects that it will no longer meet, the eligibility requirements in Section 5.01.

(b)    Review Systems; Personnel.  It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, as soon as practical following execution of this Agreement, will load each Test into these systems.  It will ensure that these systems allow for each Review Asset and the related Review Materials to be individually tracked and stored as contemplated by this Agreement.  It will maintain adequate staff that is properly trained to conduct Reviews as required by this Agreement.

(c)    Maintenance of Review Materials.  It will maintain copies of any Review Materials, Review Reports and other documents relating to a Review, including internal correspondence and work papers, for a period of at least two years after the termination of this Agreement.

Section 4.03.  Fees and Expenses.

(a)         Annual Fee.  As compensation for its activities hereunder, the Asset Representations Reviewer shall be entitled to receive an annual fee (the “Annual Fee”) with respect to each Annual Period prior to the termination of the Issuer, in an amount equal to $5,000.00.  The Annual Fee will be paid by the Issuer on the Closing Date and on each anniversary of the Closing Date until this Agreement is terminated; provided, however, that if the Asset Representations Reviewer resigns or is removed in accordance with Section 5.02, then it shall refund to the Issuer a portion of the Annual Fee attributable to the portion of the annual period during which it will no longer act as the Asset Representations Reviewer, assuming for purposes of such calculation that the Annual Fee for each day during the annual period is an amount equal to the Annual Fee divided by 365.

(b)         Review Fee.  Following the completion of a Review and the delivery of the related Review Report pursuant to Section 3.04, or the termination of a Review according to Section 3.03(e), and the delivery to the Indenture Trustee and the Servicer of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee of $175.00 for each Review Asset for which the Review was started (the “Review Fee”), payable by the Issuer.  No Review Fee will, however, be charged for any Review Asset which was included in a prior Review or for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Review according to Section 3.03(c) or due to missing or insufficient Review Materials under Section 3.02(b).  If the detailed invoice is submitted on or before the first day of a month, the Review Fee will be paid by the Issuer according to the priority of payments in the Indenture on the Payment Date in that month.  If, however, a Review is terminated according to Section 3.03(e), the Asset Representations Reviewer must submit its invoice for the Review Fee for the terminated Review no later than ten Business Days before the final Payment Date to be reimbursed on such final Payment Date.

(c)         Reimbursement of Travel Expenses.  If the Servicer provides access to the Review Materials at one of its properties, the Issuer will reimburse the Asset Representations Reviewer for its reasonable travel expenses incurred in connection with the Review upon receipt of a detailed invoice.

(d)         Dispute Resolution Expenses.  If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.07 and its reasonable out-of-pocket expenses for participating in the proceeding are not paid by a party to the dispute resolution within 90 days after the end of the proceeding, the Issuer will reimburse the Asset Representations Reviewer for such expenses upon receipt of a detailed invoice.

(e)         Payment of Invoices.  When applicable pursuant to this Section, the fees and expenses of the Asset Representations Reviewer are to be paid via the priority of payments described in Section 2.08 of the Indenture.  The Asset Representations Reviewer will issue invoices to the Issuer at the notice addresses set forth in Section 11.04 of the Indenture and Issuer shall pay all invoices submitted by the Asset Representations Reviewer no later than the Payment Date relating to the Collection Period that includes the 30th day following the receipt by the Issuer, in accordance with the priority of payments described in Section 2.08 of the Indenture.  The Administrator shall promptly pay to the Asset Representations Reviewer the amount of any fees, expenses and indemnification amounts not otherwise paid or reimbursed by the Issuer on any Payment Date in accordance with the terms of Section 2.08 of the Indenture; provided, that the Asset Representations Reviewer shall promptly reimburse the Administrator for any such amounts to the extent it subsequently receives payment or reimbursement in respect thereof from the Issuer in accordance with Section 2.08 of the Indenture, as applicable.  For the avoidance of doubt, the aggregate limit on the Asset Representations Reviewer fees, expenses and indemnities specified in Section 2.08 of the Indenture shall not apply to payments made or to be made by the Administrator to the Asset Representations Reviewer pursuant to this subsection.

Section 4.04.  Limitation on Liability.  The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment.  The Asset Representations Reviewer will, however, be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement, but in no event will it be liable for special, indirect or consequential losses or damages (including lost profit), even if it has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.05.  Indemnification by Asset Representations Reviewer.  The Asset Representations Reviewer will indemnify each of the Issuer, the Seller, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee and their respective directors, officers, employees and agents for all fees, expenses, losses, damages and liabilities, including any legal fees or expenses incurred in connection with the enforcement of the Asset Representations Reviewer’s indemnification or other obligations hereunder, resulting from the Asset Representations Reviewer’s (i) willful misconduct, bad faith or negligence in performing its obligations under this Agreement and (ii) breach of any of its representations or warranties in this Agreement.  The Asset Representations Reviewer’s obligations under this Section will survive the termination of this Agreement, the termination of the Issuer and the resignation or removal of the Asset Representations Reviewer.

Section 4.06.  Indemnification of Asset Representations Reviewer.

(a)         Indemnification.  The Issuer will, or will cause the Administrator to, indemnify each ARR Indemnified Person for all costs, expenses, losses, damages and liabilities resulting from the performance of its obligations under this Agreement (including the fees and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from the Asset Representations Reviewer’s (i) willful misconduct, bad faith or negligence or (ii) breach of any of its representations or warranties in this Agreement.

(b)         Proceedings.  Promptly on receipt by an ARR Indemnified Person of notice of a Proceeding against it, the ARR Indemnified Person will, if a claim is to be made under Section 4.06(a), notify the Issuer and the Administrator of the Proceeding.  The Issuer and the Administrator may participate in and assume the defense and settlement of a Proceeding at its expense.  If the Issuer or the Administrator notifies an ARR Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to such ARR Indemnified Person, and so long as the Issuer, the Servicer or the Administrator assumes the defense of the Proceeding in a manner reasonably satisfactory to such ARR Indemnified Person, the Issuer and the Administrator will not be liable for fees and expenses of counsel to such ARR Indemnified Person unless there is a conflict between the interests of the Issuer or the Administrator, as applicable, and such ARR Indemnified Person.  If there is a conflict, the Issuer, the Servicer or the Administrator will pay for the reasonable fees and expenses of separate counsel to the ARR Indemnified Person.  No settlement of a Proceeding may be made without the approval of the Issuer and the Administrator and the ARR Indemnified Person, which approval will not be unreasonably withheld, conditioned or delayed.

(c)         Survival of Obligations.  The Issuer’s and the Administrator’s obligations under this Section will survive the resignation or removal of the Asset Representations Reviewer and the termination of this Agreement.

(d)         Repayment.  If the Issuer or the Administrator makes any payment under this Section and an ARR Indemnified Person later collects any of the amounts for which the payments were made to it from others, such ARR Indemnified Person will promptly repay the amounts to the Issuer or the Administrator, as applicable.

Section 4.07.  Inspections of Asset Representations Reviewer.  The Asset Representations Reviewer agrees that, with reasonable advance notice not more than once during any year, it will permit authorized representatives of the Issuer, the Servicer or the Administrator, during the Asset Representations Reviewer’s normal business hours, to examine and review its books of account, records, reports and other documents and materials relating to (a) the performance of its obligations under this Agreement, (b) payment of its fees and expenses for its performance of its obligations under this Agreement and (c) a claim made by it under this Agreement.  In addition, the Asset Representations Reviewer will permit the representatives of the Issuer, the Servicer and the Administrator to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees.  Each of the Issuer, the Servicer and the Administrator will, and will cause its authorized representatives to, hold in confidence the foregoing information except if disclosure may be required by Applicable Law or if the Issuer, the Servicer or the Administrator reasonably determines that it is required to make the disclosure under this Agreement or the other Basic Documents.  The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.08.  Delegation of Obligations.  The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the prior written consent of the Issuer and the Servicer.

Section 4.09.  Confidential Information.

(a)         Treatment.  The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information.  The Confidential Information will not, without the prior written consent of the Issuer and the Servicer, be disclosed or used by any Information Recipient other than for the purposes of performing Reviews of Review Assets or performing its obligations under this Agreement.  The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not, (i) purchase or sell securities issued by the Servicer or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b)         Protection.  The Asset Representations Reviewer will take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and not less than a reasonable standard of care.  The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.10.

(c)         Disclosure.  If the Asset Representations Reviewer is required by Applicable Law to disclose part of the Confidential Information, it may disclose such Confidential Information.  However, before a required disclosure, the Asset Representations Reviewer, if permitted by Applicable Law, will use its reasonable efforts to provide the Issuer and the Servicer with notice of the requirement and will cooperate, at the Servicer’s expense, in the Issuer’s and the Servicer’s pursuit of a proper protective order or other relief for the disclosure of such Confidential Information.  If the Issuer and the Servicer are unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(d)         Responsibility for Information Recipients.  The Asset Representations Reviewer will be responsible for a breach of this Section by its Information Recipients.

(e)         Violation.  The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuer and the Servicer and the Issuer and the Servicer may seek injunctive relief in addition to legal remedies.  If an action is initiated by the Issuer or the Servicer to enforce this Section, the prevailing party will be reimbursed for its fees and expenses, including reasonable attorney’s fees, incurred for the enforcement.

Section 4.10.  Personally Identifiable Information.

(a)         Use of Issuer PII.  The Issuer does not grant the Asset Representations Reviewer any rights to Issuer PII except as otherwise provided in this Agreement.  The Asset Representations Reviewer will use Issuer PII only to perform its obligations under this Agreement or as specifically directed in writing by the Issuer and will only reproduce Issuer PII to the extent necessary for these purposes.  The Asset Representations Reviewer must comply with all Applicable Law relating to PII, Issuer PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection.  The Asset Representations Reviewer will protect and secure Issuer PII.  The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with Applicable Law and this Agreement.  The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Issuer PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuer PII, (iii) protect against unauthorized access to or use of Issuer PII and (iv) otherwise comply with its obligations under this Agreement.  These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

(b)         Additional Limitations.  In addition to the use and protection requirements described in Section 4.10(a), the Asset Representations Reviewer’s disclosure of Issuer PII is also subject to the following requirements:

(i)     The Asset Representations Reviewer will not disclose Issuer PII to its personnel or allow its personnel access to Issuer PII except (A) for its personnel who require Issuer PII to perform a Review, (B) with the prior consent of the Issuer or (C) as required by Applicable Law.  When permitted, the disclosure of or access to Issuer PII will be limited to the specific information necessary for the individual to complete the assigned task.  The Asset Representations Reviewer will inform personnel with access to Issuer PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuer PII on the proper use and protection of Issuer PII.

(ii)    The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuer PII with or to any third party without the prior consent of the Issuer.

(c)         Notice of Breach.  The Asset Representations Reviewer will notify the Issuer, the Administrator and the Servicer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuer PII and, where applicable, immediately take action to prevent any further breach.

(d)         Return or Disposal of Issuer PII.  Except where return or disposal is prohibited by Applicable Law, promptly on the earlier of the completion of the Review or the request of the Issuer, the Administrator or the Servicer, all Issuer PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuer, returned to the Issuer without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuer.  Where the Asset Representations Reviewer retains Issuer PII, it will limit its further use or disclosure of Issuer PII to that required by Applicable Law.

(e)          Compliance; Modification.  The Asset Representations Reviewer will cooperate with and provide information to the Issuer, the Administrator and the Servicer regarding its compliance with this Section.  The Asset Representations Reviewer and the Issuer agree to modify this Section as necessary for either party to comply with Applicable Law.

(f)         Audit of Asset Representations Reviewer.  The Asset Representations Reviewer will permit the Issuer, the Administrator, the Servicer and their respective authorized representatives, to audit its compliance with this Section during its normal business hours and upon reasonable advance notice, and not more than once during any year unless circumstances necessitate additional audits.  The Issuer, the Administrator and the Servicer agree to make reasonable efforts to schedule any audit described in this Section with the inspections described in Section 4.07.  The Asset Representations Reviewer will also permit the Issuer, the Administrator and the Servicer during normal business hours on reasonable advance notice to audit any service providers used by it to fulfill its obligations under this Agreement.

(g)         Affiliates and Third Parties.  If the Asset Representations Reviewer processes the PII of the Issuer’s Affiliates or a third party when performing a Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section, and this Agreement is intended to benefit the Affiliate or third party.  The Affiliate or third party may enforce the PII related terms of this Section against the Asset Representations Reviewer as if each were a signatory to this Agreement.

ARTICLE FIVE

REMOVAL; RESIGNATION

Section 5.01.  Eligibility of the Asset Representations Reviewer.  The Asset Representations Reviewer must be a Person who (i) is not Affiliated with the Issuer, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or any of their respective Affiliates and (ii) was not, and is not Affiliated with a Person that was, engaged by the Issuer, the Depositor, the Servicer or any Underwriter to perform any due diligence on the Receivables prior to the Closing Date.

Section 5.02.  Resignation and Removal of Asset Representations Reviewer.

(a)         No Resignation.  The Asset Representations Reviewer will not resign as Asset Representations Reviewer unless it determines it is legally unable to perform its obligations under this Agreement and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under Applicable Law.  In such event, the Asset Representations Reviewer will deliver a notice of its resignation to the Issuer and the Servicer, together with an Opinion of Counsel supporting its determination.

(b)        Removal.  If any of the following events occur, the Issuer, by notice to the Asset Representations Reviewer, may remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i)    the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.01;

(ii)   the Asset Representations Reviewer breaches of any of its representations, warranties, covenants or obligations in this Agreement; or

(iii)  an  Insolvency Event with respect to the Asset Representations Reviewer occurs.

(c)         Notice of Resignation or Removal.  The Issuer will notify the Servicer and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.

(d)         Continue to Perform After Resignation or Removal.  The Asset Representations Reviewer will continue to perform its obligations under this Agreement until a successor Asset Representations Reviewer has accepted its engagement according to Section 5.03(b).

Section 5.03.  Successor Asset Representations Reviewer.

(a)         Engagement of Successor Asset Representations Reviewer.  Following the resignation or removal of the Asset Representations Reviewer, the Issuer will engage a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.01.

(b)         Effectiveness of Resignation or Removal.  No resignation or removal of the Asset Representations Reviewer will be effective until a successor Asset Representations Reviewer has executed and delivered to the Issuer, the Servicer and the Administrator an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entering into a new agreement with the parties hereto on substantially the same terms as this Agreement.

(c)         Transition and Expenses.  If the Asset Representations Reviewer resigns or is removed, it will cooperate with the Issuer, the Servicer and the Administrator and take all actions reasonably requested to assist the Issuer in making an orderly transition of its rights and obligations under this Agreement to the successor Asset Representations Reviewer.  The Asset Representations Reviewer will pay the reasonable expenses of transitioning its obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on the obligations on receipt of an invoice with reasonable detail of the expenses from the Issuer, the Servicer, the Administrator or the successor Asset Representations Reviewer.

Section 5.04.  Merger, Consolidation or Succession.  Any Person (i) into which the Asset Representations Reviewer is merged or consolidated, (ii) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (iii) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements in Section 5.01, will be the successor to the Asset Representations Reviewer under this Agreement.  Such Person will execute and deliver to the Issuer, the Servicer and the Administrator an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

ARTICLE SIX

OTHER AGREEMENTS

Section 6.01.  Independence of the Asset Representations Reviewer.  The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Issuer for the manner in which it accomplishes the performance of its obligations under this Agreement.  Unless expressly authorized by the Issuer, the Asset Representations Reviewer will have no authority to act for or represent the Issuer and will not be considered an agent of the Issuer.  Nothing in this Agreement will make the Asset Representations Reviewer and the Issuer members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.  For the avoidance of doubt, the Indenture Trustee will not be responsible for monitoring the performance by the Asset Representations Reviewer of its obligations under this Agreement.

Section 6.02.  No Petition.  Each of the parties to this Agreement covenants and agrees that, for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of all outstanding Securities, it will not institute or pursue against, or join any other Person in instituting or pursuing against, the Depositor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings or other Proceedings under any Insolvency Law in connection with any obligations relating to the Notes or any Basic Document and agrees that it will not cooperate with or encourage others to institute any such Proceeding.

Section 6.03.  Limitation of Liability of Owner Trustee.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by WTNA, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by WTNA, but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) WTNA has not verified and has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (v) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

Section 6.04.  Termination of Agreement.  This Agreement will terminate, except for the obligations under Section 4.05, on the earlier of (i) the payment in full of all Outstanding Notes and the satisfaction and discharge of the Indenture and (ii) the date the Issuer is terminated under the Trust Agreement.

ARTICLE SEVEN

MISCELLANEOUS PROVISIONS

Section 7.01.  Amendments.  The parties may amend this Agreement:

(i)     to cure any ambiguity or mistake, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement or to provide for, or facilitate the acceptance of this Agreement by, a successor Asset Representations Reviewer, in each case without the consent of the Noteholders or any other Person;

(ii)    to add, change or eliminate terms of this Agreement, in each case without the consent of the Noteholders or any other Person, if the Administrator delivers an Officer’s Certificate to the Issuer and the Trustees stating that the amendment will not have a material adverse effect on the Noteholders; or

(iii)    to add, change or eliminate terms of this Agreement for which an Officer’s Certificate is not or cannot be delivered under Section 7.01(a)(ii), with the consent of a majority of the principal amount of the Notes then Outstanding.

Notwithstanding anything to the contrary in this Section, any amendment to this Agreement that affects the rights or the obligations of either Trustee will require the consent of such Trustee.

Section 7.02.  Assignment; Benefit of Agreement; Third Party Beneficiaries.

(a)         Assignment.  Except as stated in Section 5.04, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the Issuer and the Servicer.

(b)         Benefit of Agreement; Third-Party Beneficiaries.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  The Owner Trustee and the Indenture Trustee, for the benefit of the Noteholders, will be third-party beneficiaries of this Agreement and may enforce this Agreement against the Asset Representations Reviewer and the Servicer.  No other Person will have any right or obligation under this Agreement.

Section 7.03.  Notices.

(a)         Unless otherwise specified in this Agreement, all notices, requests, demands, consents, waivers or other communications to or from the parties to this Agreement will be in writing.  Notices, requests, demands, consents and other communications will be deemed to have been given and made, (i) upon delivery or, in the case of a letter mailed via registered first class mail, postage prepaid, three days after deposit in the mail and (ii) in the case of (a) a facsimile, when receipt is confirmed by telephone or by reply e-mail or reply facsimile from the recipient, (b) an e-mail, when receipt is confirmed by telephone or by reply e‑mail from the recipient and (c) an electronic posting to a password-protected website, upon printed confirmation of the recipient’s access to such password-protected website, or when notification of such electronic posting is confirmed in accordance with clauses (ii)(b) through (ii)(c) above.

(b)         Notice Addresses.  Any notice, request, demand, consent, waiver or other communication will be addressed as stated in the Administration Agreement or this Agreement, as applicable, or to another address as a party may give by notice to the other parties.

In the case of the Asset Representations Reviewer, all such notices, including Review Notices, shall be sent to:

Via electronic mail to ARRNotices@clayton.com

and to:

Clayton Fixed Income Services LLC
720 S. Colorado Blvd., Suite 200
Glendale, Colorado 80249
Attn: Legal Department
Email: legal@covius.com

In the case the Administrator or the Servicer, all such notices shall be sent to:

Daimler Truck Financial Services USA LLC
14372 Heritage Parkway
Fort Worth, Texas 76177
Attn:  Jeffrey Fleishmann

Section 7.04.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.05.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 7.06.  No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 7.07.  Severability.  If any one or more of the covenants, agreements, provisions or terms of this Agreement is held invalid, illegal or unenforceable, then such covenants, agreements, provisions or terms will be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and will in no way affect the validity, legality or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

Section 7.08.  Table of Contents and Headings.  The Table of Contents and the various headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 7.09.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which will together constitute one and the same instrument.

Section 7.10.  Electronic Signatures.  Any signature (including any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record) hereto or to any other certificate, agreement or document related to this Agreement, and any contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar State law based on the Uniform Electronic Transactions Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, duly authorized, as of the day and year first above written.

DAIMLER TRUCKS RETAIL TRUST 2023-1, as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

DAIMLER TRUCK FINANCIAL SERVICES USA LLC, as Servicer and Administrator

By:
Name:
Title:

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:
Name:
Title:

ARR Agreement

SCHEDULE A

REPRESENTATIONS AND WARRANTIES, REVIEW MATERIALS AND TESTS

Representation

(i)          Characteristics of Receivables.  Each Receivable (a) was originated in the United States by the Seller or a Dealer located in the United States in the ordinary course of the Seller’s or the applicable Dealer’s business in connection with the sale (or, in the case of certain Dealer Loans, lease) related Financed Equipment in accordance with the Seller’s credit policies as of the date of origination or acquisition of the related Receivable, (b) is payable in United States dollars, (c) has been fully and properly executed by the parties therefor and, if not originated by the Seller, has been validly assigned to the Seller, (d) has created a valid, subsisting and enforceable first priority security interest in favor of the Seller in such Financed Equipment, which security interest shall be perfected and prior to any other interest in such Financed Equipment, and which security interest is assignable by the Seller and reassignable by the assignee, (e) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (f) shall, except as otherwise provided in the Sale and Servicing Agreement, provide for substantially level Monthly Payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over its original term and shall provide for a finance charge or shall yield interest at its stated interest rate with the exception of Receivables for which the final scheduled payment is a Balloon Payment, (g) shall provide for, in the event that such Receivable is prepaid, a payoff amount that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date prior to the date of prepayment in an amount calculated by using an interest rate at least equal to its stated interest rate, (h) is a Simple Interest Receivable, (i) is due from an Obligor with a primary business address within the United States or its territories, and (j) to the best of the Seller’s knowledge, is not assumable by another Person in a manner which would release the Obligor thereof from such Obligor’s obligations to the Seller with respect to such Receivable.

Documents

Contract

Data Tape

List of Approved Contracts

Title

Procedures to be Performed

(i)	Confirm the Dealer’s address is located within the United States.

(ii)	Confirm the Contract form number appears on the List of Approved Contracts.

(iii)	Confirm that the Contract is payable in United States dollars.

(iv)	Confirm the Buyer, Co-buyer (if applicable) and Dealer have signed the Contract, or in the case of a Dealer Agreement, Seller and borrower thereunder have signed the Dealer Agreement.

(v)	Confirm that the title reports the Seller as the first lien holder or in the case of a Dealer Loan, the title reports the Seller and/or the borrower under the Dealer Agreement as first lien holder.

(vi)	Confirm that the VIN on the Contract matches the Vehicle Identification Number on the title.

(vii)	Confirm the Buyer’s name as stated on the Contract matches the name on the title.

(viii)	Confirm all payments are equivalent with the possible exception of the first and last schedule payments which may be less than or greater than the level payments.

(ix)
Calculate the product of the Number of Payments and the Amount of Payments, together with any first and last scheduled payments (if applicable), and confirm this amount equals the sum of the Finance Charge.

(x)	Confirm the Finance Charge amount is based on the interest rate as stated on the Contract, with the exception of Receivables for which the final scheduled payment is a Balloon Payment.

(xi)	Confirm the Contract allows for prepayment.

(xii)	Confirm the Contract is a simple interest loan Contract.

(xiii)	Confirm the Buyer’s address as of the Cutoff Date is located within the United States.

(xiv)	Confirm that there is no indication that the Receivable is not assumable by another Person that is not the Obligor and would release the Obligor from their legal obligations.

(xv)	If sections (i) through (xiv) are confirmed, then Test Pass.

Representation

(ii)         Compliance with Law.  Each Receivable complied at the time it was originated or made, and at the Cutoff Date complies, in all material respects with all requirements of applicable federal, State and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder (including usury laws).

Documents

Contract

List of Approved Contracts

Procedures to be Performed

(i)	Confirm the Contract form number and revision date are on the List of Approved Contract Forms.

(ii)	Confirm the following sections of the Contract are present and completed:

(a)	Name and address of Obligor and Co-Obligor (if applicable)

(b)	Equipment description

(c)	Amount of monthly payment

(d)	Number of monthly payments

(e)	Annual Percentage Rate

(f)	Total of Payments

(iii)	Confirm there is an itemization of the amount financed.

(iv)	Confirm the following disclosures are included on the Contract:

(a)	Insurance requirements

(b)	Security interest disclosure

(c)	Prepayment disclosure

(d)	Late payment policy

(v)	If sections (i) through (iv) are confirmed, then Test Pass

Representation

(iii)        Binding Obligation.  Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a Proceeding in equity or at law.

Documents

Contract

Data Tape

List of Approved Contracts

Procedures to be Performed

(i)	Confirm the Contract form number and revision date are on the List of Approved Contract Forms.

(ii)	Confirm the borrower and co-borrower (if applicable) signed the Contract.

(iii)	If sections (i) and (ii) are confirmed, then Test Pass.

Representation

(iv)        No Government Obligor.  No Receivable is due from the United States or any State or any agency, department, subdivision or instrumentality thereof.

Documents

Contract

Procedures to be Performed

(i)	Confirm the Buyer section of the Contract reports a natural person’s name or business.

(ii)
If the Buyer section of the Contract does not report a person’s name or business, confirm internet search results do not indicate the Buyer is the United States or any State or any agency, department or instrumentality of the United State or any State.

(iii)	If sections (i) and (ii) are confirmed, then Test Pass.

Representation

(v)         Obligor Bankruptcy.  To the best of the Seller’s knowledge, at the Cutoff Date, no Obligor is the subject of a bankruptcy Proceeding.

Documents

Contract

Data Tape

Procedures to be Performed

(i)	Confirm the Receivable File does not contain evidence that the Receivable was the subject of any bankruptcy proceeding or insolvency proceeding as of the Cutoff Date.

(ii)	If sections (i) is confirmed, then Test Pass.

Representation

(vi)        Security Interest in Financed Equipment.  Immediately prior to the transfer of the Receivables by the Seller to the Depositor, each Receivable was secured by a valid, binding and enforceable first priority perfected security interest in favor of the Seller in the related Financed Equipment or all necessary action with respect to such Receivable has been taken to perfect a first priority security interest in the related Financed Equipment in favor of the Seller, which security interest has been validly assigned by the Seller to the Depositor.  The Servicer has received, or will receive within 180 days after the Closing Date, the original certificate of title for each item of Financed Equipment or notice from the applicable State entity issuing such certificate of title, that such certificate of title is being processed (other than any Financed Equipment not subject to a certificate of title statute or vehicle registration law or is subject to a certificate of title statute or vehicle registration law that does not require that the original certificate of title for such Financed Equipment be delivered to the Seller).

Documents

Contract

List of Approved Contracts

Title

Procedures to be Performed

(i)
Confirm the title reports the Seller, as the first lien holder, or in the case of a Dealer Loan, (a) the title reports the Seller and/or the borrower under the Dealer Agreement as first lien holder and (b) a UCC financing statement that includes the interests in the Financed Equipment as collateral was filed against the borrower under the Dealer Agreement prior to origination of the Dealer Loan.

(ii)	Confirm the Buyer’s name as stated on the Contract matches the name on the title.

(iii)	Confirm the Vehicle Identification Number (VIN) on the Contract matches the VIN number as reported on the title.

(iv)	If (i) through (iii) are confirmed, then Test Pass.

Representation

(vii)      Receivables in Force.  No Receivable shall have been satisfied, subordinated or rescinded, nor shall any Financed Equipment have been released in whole or in part from the Lien granted by the related Receivable.

Documents

Contract

Data Tape

Title

Receivable File

Procedures to be Performed

(i)	Confirm the Receivable is listed as an active account as of the Cutoff Date.

(ii)	Confirm there is no evidence within the Receivable File that the Receivable was satisfied prior to the Cutoff Date.

(iii)	Confirm there is no evidence within the Receivable File that the Receivable was subordinated or rescinded prior to the Cutoff Date.

(iv)	Confirm there is no evidence within the Receivable File that the Financed Equipment has been released from the Lien in whole or in part prior to the Cutoff Date.

(v)	If sections (i) through (iv) are confirmed, then Test Pass.

Representation

(viii)     No Waivers.  No provision of a Receivable shall have been waived in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

Documents

Contract

Data Tape

Receivable File

Procedures to be Performed

(i)
Confirm there is no evidence within the Receivable File that any provision of the Receivable has been waived, altered or modified, except by instruments or documents identified within the Receivable File.

(ii)	If sections (i) is confirmed, then Test Pass.

Representation

(ix)        No Amendments.  No Receivable shall have been amended or modified in such a manner that the total number of Monthly Payments has been increased or decreased or that the related Amount Financed has been increased or decreased or that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

Documents

Contract

Data Tape

Procedures to be Performed

(i)	Confirm that, as of the Cutoff Date, no modifications or amendments have changed the number of monthly payments or that the related amount financed has been increased or decreased.

(ii)	If (i) can be confirmed, then Test Pass.

Representation

(x)         No Defenses.  No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Seller has not received written notice of the assertion with respect to any Receivable of any such right of rescission, setoff, counterclaim or defense.

Documents

Contract

Data Tape

Procedures to be Performed

(i)	Confirm there is no evidence within the Receivable File that the Receivable is subject to any right of rescission, setoff, counterclaim or defense that could cause the Receivable to become invalid.

(ii)	Confirm there is no evidence within the Receivable File of litigation or other attorney involvement as of the Cutoff Date.

(iii)	If sections (i) and (ii) are confirmed, then Test Pass.

Representation

(xi)        No Liens.  No Liens or claims have been filed, including Liens for work, labor or materials or for unpaid local, State or United States federal taxes relating to any Financed Equipment that shall be prior to, or equal or coordinate with, the security interest in such Financed Equipment granted by the related Receivable.

Documents

Contract

Title

Receivable File

Procedures to be Performed

(i)
Confirm there is no evidence within the Receivable File of a lien or a claim filed for work, labor or materials that is prior to or equal to the security interest in the Financed Equipment created by the Receivable.

(ii)	Confirm there is no evidence within the Receivable File of a tax lien that is prior to or equal to the security interest in the Financed Equipment created by the Receivable.

(iii)	If sections (i) and (ii) are confirmed, then Test Pass.

Representation

(xii)       No Defaults; Repossessions.  Except for payment defaults that, as of the Cutoff Date, have been continuing for a period of not more than 30 days, no default, breach or violation under the terms of any Receivable, permitting acceleration, shall have occurred as of the Cutoff Date and no continuing condition that with notice or the lapse of time or both would constitute a default, breach or violation under the terms of any Receivable, permitting acceleration, shall have arisen; and the Seller shall not have waived any of the foregoing except as otherwise permitted hereunder.  On or prior to the Cutoff Date, no Financed Equipment has been repossessed.

Documents

Contract

Data Tape

Receivable File

Procedures to be Performed

(i)	Confirm the Receivable was not more than 30 days delinquent as of the Cutoff Date.

(ii)
Confirm there is no evidence of a continuing condition as of the Cutoff Date within the Receivable File which would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable.

(iii)	Confirm that no evidence of a repossession event exists that indicates a repossession prior to the Cutoff Date.

(iv)	If sections (i) through (iii) are confirmed, then Test Pass.

Representation

(xiii)     Insurance.  Each Receivable requires the related Obligor to obtain physical damage insurance covering the related Financed Equipment and to maintain such insurance.

Documents

Contract

Procedures to be Performed

(i)	Confirm the Contract contains language that required the Obligor to obtain and maintain physical damage insurance to the Financed Equipment.

(ii)	If section (i) is confirmed, then Test Pass.

Representation

(xiv)      Title.  It is the intention of the Seller that the transfers and assignments contemplated by the Receivables Purchase Agreement constitute a sale of the Receivables by the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the debtor’s estate in the event of the appointment of a receiver or conservator for the Seller under any Insolvency Law; no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser; immediately prior to the transfer and assignment contemplated by the Receivables Purchase Agreement, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others, except for Permitted Liens and Liens that shall be released on or before the Closing Date; immediately upon the transfer and assignment thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others other than Permitted Liens; and the transfer and assignment herein contemplated has been perfected under the UCC.

Documents

Contract

Title

Receivable File

Procedures to be Performed

(i)	Confirm there is no indication within the Receivable File that the Receivable has been sold, transferred, assigned or pledged to any Person or entity other than the Seller.

(ii)
Confirm the title designates the Seller or an acceptable variation of the name, as the sole lien holder and no other lien holder is listed or in the case of a Dealer Loan, the title designates the Seller and/or the borrower under the Dealer Agreement or, in each case, an acceptable variation of the name, as the sole lien holder(s) and no other lien holder is listed.

(iii)	If section (i) is confirmed, then Test Pass.

Representation

(xv)       Lawful Assignment.  No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under the Receivables Purchase Agreement or the Sale and Servicing Agreement or the pledge of such Receivables hereunder, thereunder or under the Indenture is unlawful, void or voidable or under which such Receivable would be rendered void or voidable as a result of any such sale, transfer, assignment, conveyance or pledge.  The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of the Receivables.

Documents

Contract

Title

Procedures to be Performed

(i)	Confirm the Contract form number and revision date are on the List of Approved Contracts.

(ii)	Confirm the Contract does not contain language preventing the sale, transfer, assignment, conveyance or pledge of the Receivable without the consent of the owner.

(iii)	If section (i) and (ii) are confirmed, then Test Pass.

Representation

(xvi)      One Original.  There shall be only one original executed copy of each Receivable that constitutes “tangible chattel paper”.

Documents

Contract (other than Dealer Loans)

Procedures to be Performed

(i)	Confirm that the Contract is clearly marked as the original Contract.

(ii)	Confirm that the Contract was signed by the Buyer, Co-buyer (if applicable) and Dealer.

(iii)	If section (i) and (ii) are confirmed, then Test Pass.

Representation

(xvii)    Principal Balance.  As of the Cutoff Date, each Receivable had a remaining Principal Balance of not less than $1,000.

Documents

Data Tape

Procedures to be Performed

(i)	Confirm from the data tape that the Receivable has a remaining Principal Balance equal or greater than $1,000.

(ii)	If section (i) is confirmed, then Test Pass.

Representation

(xviii)    Original Term to Maturity.  Each Receivable had an original term to maturity of not more than 84 months and not less than 12 months and, based on the number of remaining Monthly Payments, a remaining term to maturity as of the Cutoff Date, of not more than 82 months and not less than 3 months.

Documents

Contract

Data Tape

Procedures to be Performed

(i)	Confirm the sum of the Number of Payments together with any first and last scheduled monthly payments (if applicable) is within the allowable number of payments to maturity.

(ii)	Confirm the remaining terms to maturity as stated within the data tape or servicing system is within the allowable number of payments to maturity.

(iii)	If sections (i) and (ii) are confirmed, then Test Pass.

Representation

(xix)      Contract Rate.  Each Receivable has a stated interest rate of at least 1.00%.

Documents

Contract

Data Tape

Procedures to be Performed

(i)	Confirm the stated interest rate is greater than or equal to 1.00%.

(ii)	If section (i) is confirmed, then Test Pass.

Representation

(xx)       Marking Records.  As of the Closing Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that the Receivables have been sold to the Purchaser by the Seller and transferred and assigned by the Purchaser to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

Documents

Data Tape

Receivable File

Procedures to be Performed

(i)
Observe the Receivable in the Seller’s Receivables systems as of the end of the month in which the sale and assignment of the Receivable to the Depositor occurred and confirm it is marked as sold and the pool number indicated matches the pool number for the securitization transaction related to the Agreement.

(ii)	If section (i) is confirmed, then Test Pass.

Representation

(xxi)      UCC.  Each Receivable constitutes “tangible chattel paper” or “electronic chattel paper”, in the case of Receivables relating to Dealer Loans, an “account”, instrument” or “payment intangible” within the meaning of the UCC as in effect in the State of origination.

Documents

Contract

Title

Data Tape

Procedures to be Performed

(i)	Confirm there is a signed installment contract or loan agreement.

(ii)	If section (i) is confirmed, then Test Pass.

Representation

(xxii)     Final Scheduled Payment Date.  No Receivable has a final scheduled payment date later than six months prior to the Class A‑4 Final Scheduled Payment Date.

Documents

Contract

Data Tape

Procedures to be Performed

(i)	Confirm that the final scheduled payment date on the Receivable is six months or greater prior to the Class A-4 Final Scheduled Distribution Date.

(ii)	If section (i) is confirmed, then Test Pass.

Representation

(xxiii)    No Fraud or Misrepresentation.  Each Receivable that was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller’s knowledge, was so originated and sold without fraud or misrepresentation on the part of such Dealer in either case.

Documents

Receivable File

Procedures to be Performed

(i)	Confirm that there is no indication of fraud or misrepresentation contained within the Receivable File.

(ii)	If section (i) is confirmed, then Test Pass.

Representation

(xxiv)    No Impairment.  The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

Documents

Receivable File

Data Tape

Eligibility Criteria

Procedures to be Performed

(i)	Confirm the Receivable File contains no evidence of the rights to payments have been transferred by the Seller to any entity other than the Depositor

(ii)	If section (i) is confirmed, then Test Pass.

Representation

(xxv)     Servicing.  Each Receivable has been serviced in conformity with all Applicable Laws, rules and regulation and in conformity with the Seller’s policies and procedures which are consistent with customary, prudent industry standards.

Documents

Receivable File

Data Tape

Procedures to be Performed

(i)	Confirm that there is no indication that the Receivable does not conform with all Applicable Laws, rules or regulations.

(ii)	Confirm that there is no indication that the Receivable does not conform with the Seller’s policies and procedures.

(iii)	If section (i) and (ii) are confirmed, then Test Pass.

Representation

(xxvi)    No Consent.  To the best of the Seller’s knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Purchaser or the Issuer or the pledge of the Receivables by the Issuer to the Indenture Trustee.

Documents

Contract

Procedures to be Performed

(i)
Confirm that there is no language on the Contract requiring consent from the Obligor in order to effect the acquisition of the Receivable by the Purchaser or the Issuer, or to pledge the Receivables by the Issuer to the Indenture Trustee.

(ii)	If section (i) is confirmed, then Test Pass.